UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  September 11, 2015

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	0001-36033 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On September 11, 2015, Theravance Biopharma, Inc. (the “Company”), entered into a Letter Agreement (the “Letter Agreement”) with Glaxo Group Limited (“GSK”), whereby GSK elected to purchase from the Company 44,574 ordinary shares (the “Shares”) for a per Share price of $13.63, pursuant to GSK’s rights under Section 2.1(d)(ii) of the Governance Agreement between the Company and GSK dated March 3, 2014.   The purchase of the Shares requires a filing to be made under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the expiration or early termination of the applicable waiting period thereunder.  The Letter Agreement provides that within five (5) days of the expiration or early termination of the applicable waiting period under the HSR Act, the parties will execute and deliver an Ordinary Share Purchase Agreement (the “Purchase Agreement”) and schedule to the Purchase Agreement reflecting the number of Shares and price per Share (the “Schedule”), which contains various representations and warranties, conditions to closing, covenants and other provisions that are customary for a share purchase transaction of this nature.

The representations, warranties and covenants contained in the Purchase Agreement and Schedule will be made only for purposes of the Purchase Agreement and as of specific dates set forth in schedules thereto, are solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties may be made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts.

The foregoing is a summary of the terms of each of the Letter Agreement, the Purchase Agreement and Schedule and is qualified in its entirety by reference to the Letter Agreement, Purchase Agreement and Schedule, copies of which have been filed as an exhibit to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Letter Agreement by and between Theravance Biopharma, Inc. and Glaxo Group Limited, dated September 11, 2015, including the form of Ordinary Share Purchase Agreement and Schedule as attached thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: September 11, 2015	/s/ Bradford J. Shafer
Bradford J. Shafer
Senior VP and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement by and between Theravance Biopharma, Inc. and Glaxo Group Limited, dated September 11, 2015, including the form of Ordinary Share Purchase Agreement and Schedule as attached thereto